Ex. 99.28(m)(1)(v)

Amendment to JNL Series Trust

Amended and Restated Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Amended and Restated Distribution Plan, as amended (the “Plan”).

Whereas, the Plan was adopted on July 1, 2017 by the Trust on behalf of the funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) one new Fund of the Trust (“New Fund”), (ii) redomiciliation of certain Funds (each, formerly, a fund of Jackson Variable Series Trust or a fund of JNL Variable Fund LLC) each into a new Fund of the Trust (“Redomiciliations/New Funds”), (iii) mergers for certain Funds of the Trust (“Fund Mergers”), and (iv) fund name changes for certain Funds of the Trust (“Fund Name Changes”), as outlined below, effective April 27, 2020:

New Fund

1)	JNL/Lord Abbett Short Duration Income Fund.

Redomiciliations/New Funds

Each, formerly, a fund of Jackson Variable Series Trust:

1)	JNL Conservative Allocation Fund;

2)	JNL Moderate Allocation Fund;

3)	JNL iShares Tactical Moderate Fund;

4)	JNL iShares Tactical Moderate Growth Fund;

5)	JNL iShares Tactical Growth Fund;

6)	JNL/Mellon Equity Income Fund;

7)	JNL/American Funds® Global Growth Fund;

8)	JNL/American Funds® Growth Fund;

9)	JNL/DFA U.S. Small Cap Fund;

10)	JNL/DoubleLine® Total Return Fund;

11)	JNL/Lazard International Strategic Equity Fund;

12)	JNL/Neuberger Berman Commodity Strategy Fund;

13)	JNL/PIMCO Investment Grade Credit Bond Fund;

14)	JNL/T. Rowe Price Capital Appreciation Fund; and

15)	JNL/WCM Focused International Equity Fund.

Each, formerly, a fund of JNL Variable Fund LLC:

1)	JNL/Mellon DowSM Index Fund;

2)	JNL/Mellon MSCI World Index Fund;

3)	JNL/Mellon Nasdaq® 100 Index Fund;

4)	JNL/Mellon Communication Services Sector Fund;

5)	JNL/Mellon Consumer Discretionary Sector Fund;

6)	JNL/Mellon Energy Sector Fund;

7)	JNL/Mellon Financial Sector Fund;

8)	JNL/Mellon Healthcare Sector Fund; and

9)	JNL/Mellon Information Technology Sector Fund.

Fund Mergers

1)	JNL/FPA + DoubleLine® Flexible Allocation Fund;

2)	JNL/Franklin Templeton Global Fund;

3)	JNL/Invesco China-India Fund;

4)	JNL/Mellon S&P 1500 Growth Index Fund;

5)	JNL/Mellon S&P 1500 Value Index Fund;

6)	JNL/Oppenheimer Emerging Markets Innovator Fund;

7)	JNL/PPM America Value Equity Fund;

8)	JNL Institutional Alt 25 Fund;

9)	JNL Institutional Alt 50 Fund;

10)	JNL/Goldman Sachs Emerging Markets Debt Fund;

11)	JNL/PPM America Mid Cap Value Fund;

12)	JNL/Scout Unconstrained Bond Fund; and

13)	JNL/S&P Mid 3 Fund.

Fund Name Changes

1)	JNL/American Funds® Global Bond Fund change to JNL/American Funds® Capital World Bond Fund;

2)	JNL/Crescent High Income Fund change to JNL/T. Rowe Price U.S. High Yield Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

3)	JNL/Franklin Templeton Mutual Shares Fund change to JNL/JPMorgan Growth & Income Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/Lazard Emerging Markets Fund change to JNL Multi-Manager Emerging Markets Equity Fund (in connection with an investment sub-adviser replacement and transition to a multi-manger fund structure, as approved by the Board);

5)	JNL/T. Rowe Price Managed Volatility Balanced Fund change to JNL/T. Rowe Price Balanced Fund;

6)	JNL/Oppenheimer Global Growth Fund change to JNL/Invesco Global Growth Fund;

7)	JNL/S&P Competitive Advantage Fund change to JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/S&P Dividend Income & Growth Fund change to JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/S&P Intrinsic Value Fund change to JNL/Goldman Sachs Intrinsic Value Fund;

10)	JNL/S&P Total Yield Fund change to JNL/Goldman Sachs Total Yield Fund;

11)	JNL/S&P International 5 Fund change to JNL/Goldman Sachs International 5 Fund;

12)	JNL/S&P Managed Conservative Fund change to JNL/Goldman Sachs Managed Conservative Fund;

13)	JNL/S&P Managed Moderate Fund change to JNL/Goldman Sachs Managed Moderate Fund;

14)	JNL/S&P Managed Moderate Growth Fund change to JNL/Goldman Sachs Managed Moderate Growth Fund;

15)	JNL/S&P Managed Growth Fund change to JNL/Goldman Sachs Managed Growth Fund;

16)	JNL/S&P Managed Aggressive Growth Fund change to JNL/Goldman Sachs Managed Aggressive Growth Fund; and

17)	JNL/S&P 4 Fund change to JNL/Goldman Sachs 4 Fund.

Whereas, pursuant to Board approval of the changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan to add each new fund and each new fund’s respective 12b-1 fees, to remove the merged funds and each merged fund’s respective 12b-1 fees, and to update the names of certain funds, effective April 27, 2020.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated April 27, 2020, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective April 27, 2020.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated April 27, 2020

Funds	Class	Maximum 12b-1 Fee[1]
JNL/American Funds® Balanced Fund	Class A Class I	0.30% None
JNL/American Funds® Blue Chip Income and Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds® Capital World Bond Fund	Class A Class I	0.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds® Growth Fund	Class A Class I	0.30% None
JNL/American Funds® Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds® International Fund	Class A Class I	0.30% None
JNL/American Funds® New World Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Conservative Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL Moderate Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Fund	Class A Class I	0.30% None
JNL iShares Tactical Moderate Growth Fund	Class A Class I	0.30% None
JNL iShares Tactical Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL/American Funds Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Defensive Style Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I	0.30% None
JNL/AQR Managed Futures Strategy Fund	Class A Class I	0.30% None
JNL/BlackRock Advantage International Fund	Class A Class I	0.30% None

A-1

JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/DFA Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I	0.30% None
JNL/First State Global Infrastructure Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Franklin Templeton International Small Cap Fund	Class A Class I	0.30% None
JNL/Goldman Sachs 4 Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Competitive Advantage Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Dividend Income & Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs International 5 Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Intrinsic Value Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Conservative Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Total Yield Fund	Class A Class I	0.30% None

A-2

JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund	Class A Class I	0.30% None
JNL/Invesco Global Growth Fund	Class A Class I	0.30% None
JNL/Invesco Global Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco International Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Global Allocation Fund	Class A Class I	0.30% None
JNL/JPMorgan Growth & Income Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/Lazard International Strategic Equity Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Lord Abbett Short Duration Income Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Communication Services Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon DowSM Index Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Energy Sector Fund	Class A Class I	0.30% None
JNL/Mellon Equity Income Fund	Class A Class I	0.30% None
JNL/Mellon Financial Sector Fund	Class A Class I	0.30% None
JNL/Mellon Healthcare Sector Fund	Class A Class I	0.30% None
JNL/Mellon Index 5 Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon Information Technology Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I	0.30% None

A-3

JNL/Mellon MSCI World Index Fund	Class A Class I	0.30% None
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Small Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental Asia Developed Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental Europe Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Balanced Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	0.30% None

A-4

JNL/WMC Balanced Fund	Class A Class I	0.30% None
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None
JNL/Vanguard Capital Growth Fund	Class A Class I	0.30% None
JNL/Vanguard Equity Income Fund	Class A Class I	0.30% None
JNL/Vanguard Global Bond Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard International Fund	Class A Class I	0.30% None
JNL/Vanguard International Stock Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Small Company Growth Fund	Class A Class I	0.30% None
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.

A-5